American Legacy II (Reg. TM)
Lincoln National Variable Annuity Account H
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-942-5500
www.LincolnFinancial.com

This prospectus describes an individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions.

The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Purchase Payment for the contract is $1,500 for a nonqualified plan and a 403(b) transfer or rollover and $300 for a qualified plan. Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $25 per payment and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

American Funds Insurance Series (Reg. TM):
     American Funds Asset Allocation Fund
     American Funds Blue Chip Income and Growth Fund
     American Funds Bond Fund

     American Funds Capital Income Builder (Reg. TM) Fund*
     American Funds Cash Management Fund
     American Funds Global Balanced FundSM

     American Funds Global Bond Fund
     American Funds Global Growth Fund
     American Funds Global Growth and Income Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds High-Income Bond Fund
     American Funds International Fund
     American Funds International Growth and Income FundSM
     American Funds Managed Risk Asset Allocation FundSM
   American Funds Managed Risk Blue Chip Income and Growth FundSM
     American Funds Managed Risk Growth FundSM
     American Funds Managed Risk Growth-Income FundSM

     American Funds Managed Risk International FundSM
     American Funds Mortgage FundSM
     American Funds New World Fund (Reg. TM)
   American Funds U.S. Government/AAA-Rated Securities Fund

Lincoln Variable Insurance Products Trust:
     LVIP American Balanced Allocation Fund
     LVIP American Growth Allocation Fund
     LVIP American Income Allocation Fund
     LVIP American Preservation Fund
     LVIP Managed Risk American Balanced Allocation Fund
     LVIP Managed Risk American Growth Allocation Fund

*Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.


This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2014

Table of Contents


Item                                                                             Page
Special Terms                                                                     4
Expense Tables                                                                    6
Summary of Common Questions                                                      11
The Lincoln National Life Insurance Company                                      15
Variable Annuity Account (VAA)                                                   16
Investments of the Variable Annuity Account                                      16
Charges and Other Deductions                                                     19
The Contracts                                                                    28
 Purchase Payments                                                               29
 Transfers On or Before the Annuity Commencement Date                            31
 Surrenders and Withdrawals                                                      33
 Death Benefit                                                                   36
 Investment Requirements                                                         38
 Living Benefit Riders                                                           43
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                          44
 Lincoln Lifetime IncomeSM Advantage                                             53
 Lincoln SmartSecurity (Reg. TM) Advantage                                       62
 4LATER (Reg. TM) Advantage (Managed Risk)                                       67
 i4LIFE (Reg. TM) Advantage                                                      70
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                       74
 4LATER (Reg. TM) Advantage                                                      80
Annuity Payouts                                                                  84
Fixed Side of the Contract                                                       86
Distribution of the Contracts                                                    87
Federal Tax Matters                                                              88
Additional Information                                                           93
 Voting Rights                                                                   93
 Return Privilege                                                                94
 Other Information                                                               94
Legal Proceedings                                                                95
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account H                                  96
Appendix A - Condensed Financial Information                                     A-1
Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections     B-1
Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections    C-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Annuitant dies before the Annuity Commencement Date. An enhanced Guaranteed Minimum Death Benefit may also be available.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Income Base-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER (Reg. TM) Advantage (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.

Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase Payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Selling Group Individuals-A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the products described in this prospectus) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children of American Funds Distributors Inc., Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.

                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1......    6.0%

1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased 4LATER (Reg. TM) Advantage.

                                    TABLE A



Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Guaranteed Minimum Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.25%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.40%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.50%

                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):4,5
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:7
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage (Managed Risk):9
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%

1 The account fee will also be deducted upon full surrender of the contract.

2 The mortality and expense risk charge and administrative charge together are 1.35% on and after the Annuity Commencement Date.

3 You may not have more than one Living Benefit Rider on your contract.

4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.

5 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

8 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. This rider is no longer available for purchase.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.



                                    TABLE B



Annual Account Fee:1..................................................    $35
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2

  Account Value Death Benefit..............................    1.75%
  Guarantee of Principal Death Benefit.....................    1.80%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)........    1.95%



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income     Single      Joint
  Benefit (version
4):3,4                                                                                         Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................     3.75%      3.75%
  Current Charge..........................................................................     2.40%      2.60%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................     3.80%      3.80%
  Current Charge..........................................................................     2.45%      2.65%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................     3.95%      3.95%
  Current Charge..........................................................................     2.60%      2.80%



i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5    Single/Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................          3.25%
  Current Charge.................................................................          2.25%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................          3.30%
  Current Charge.................................................................          2.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................          3.45%
  Current Charge.................................................................          2.45%

1 The account fee will also be deducted upon full surrender of the contract.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.75% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.75%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.75%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C



Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who        Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage           Life         Life
  (Managed Risk):
  Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
   Guaranteed Minimum Death Benefit.......................................................     1.35%          1.35%

   Enhanced Guaranteed Minimum Death Benefit (EGMDB).....................    1.50%      1.50%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):2,3
   Guaranteed Maximum Charge.............................................    2.00%      2.00%
   Current Charge........................................................    1.05%      1.25%

1 The account fee will also be deducted upon full surrender of the contract.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).



                                    TABLE D



Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.25%
  Current Charge..........................................................................        2.40%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.30%
  Current Charge..........................................................................        2.45%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%

1 The account fee will also be deducted upon full surrender of the contract.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.75%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.29%     1.39%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.29%     1.23%

* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.


The following table shows the expenses charged by each fund for the year ended
  December 31, 2013:
(as a percentage of each fund's average net assets):


                                                                                                              Other
                                                                         Management         12b-1 Fees        Expenses
                                                                         Fees (before       (before any       (before any
                                                                         any waivers/       waivers/          waivers/
                                                                         reimburse-         reimburse-        reimburse-
                                                                         ments)         +   ments)        +   ments)        +
American Funds Asset Allocation Fund - Class 1                               0.28%             0.00%             0.03%
American Funds Blue Chip Income and Growth Fund - Class 1                    0.40%             0.00%             0.02%
American Funds Bond Fund - Class 1                                           0.37%             0.00%             0.02%
American Funds Capital Income Builder (Reg. TM) Fund - Class 4               0.50%             0.25%             0.28%
American Funds Cash Management Fund - Class 1                                0.32%             0.00%             0.02%
American Funds Global Balanced Fund(SM) - Class 2                            0.66%             0.25%             0.04%
American Funds Global Bond Fund - Class 1                                    0.53%             0.00%             0.03%
American Funds Global Growth and Income Fund - Class 1                       0.60%             0.00%             0.02%
American Funds Global Growth Fund - Class 1                                  0.52%             0.00%             0.03%
American Funds Global Small Capitalization Fund - Class 1                    0.70%             0.00%             0.04%
American Funds Growth Fund - Class 1                                         0.33%             0.00%             0.02%
American Funds Growth-Income Fund - Class 1                                  0.27%             0.00%             0.02%
American Funds High-Income Bond Fund - Class 1                               0.46%             0.00%             0.02%
American Funds International Fund - Class 1                                  0.49%             0.00%             0.05%
American Funds International Growth and Income Fund(SM) - Class 1            0.65%             0.00%             0.04%
American Funds Managed Risk Asset Allocation Fund(SM) - Class P2(1)          0.25%             0.25%             0.33%
American Funds Managed Risk Blue Chip Income and Growth Fund(SM) -
 Class P2(1)                                                                 0.25%             0.25%             0.39%
American Funds Managed Risk Growth Fund(SM) - Class P2(1)                    0.25%             0.25%             0.39%
American Funds Managed Risk Growth-Income Fund(SM) - Class P2(1)             0.25%             0.25%             0.39%
American Funds Managed Risk International Fund(SM) - Class P2(1)             0.25%             0.25%             0.39%
American Funds Mortgage Fund(SM) - Class 2                                   0.42%             0.25%             0.02%
American Funds New World Fund (Reg. TM) - Class 1                            0.73%             0.00%             0.05%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1           0.33%             0.00%             0.02%
LVIP American Balanced Allocation Fund - Standard Class(2)                   0.25%             0.00%             0.03%
LVIP American Growth Allocation Fund - Standard Class(2)                     0.25%             0.00%             0.03%
LVIP American Income Allocation Fund - Standard Class(2)                     0.25%             0.00%             0.05%
LVIP American Preservation Fund - Service Class (3)                          0.25%             0.35%             0.10%
LVIP Managed Risk American Balanced Allocation Fund - Service Class(4)       0.25%             0.35%             0.03%
LVIP Managed Risk American Growth Allocation Fund - Service Class(4)         0.25%             0.35%             0.02%



                                                                                                                    Total
                                                                                        Total         Total         Expenses
                                                                                        Expenses      Contractual   (after
                                                                         Acquired       (before any   waivers/      Contractual
                                                                         Fund           waivers/      reimburse-    waivers/
                                                                         Fees and       reimburse-    ments         reimburse-
                                                                         Expenses   =   ments)        (if any)      ments)
American Funds Asset Allocation Fund - Class 1                             0.00%           0.31%           0.00%         0.31%
American Funds Blue Chip Income and Growth Fund - Class 1                  0.00%           0.42%           0.00%         0.42%
American Funds Bond Fund - Class 1                                         0.00%           0.39%           0.00%         0.39%
American Funds Capital Income Builder (Reg. TM) Fund - Class 4             0.00%           1.03%           0.00%         1.03%
American Funds Cash Management Fund - Class 1                              0.00%           0.34%           0.00%         0.34%
American Funds Global Balanced Fund(SM) - Class 2                          0.00%           0.95%           0.00%         0.95%
American Funds Global Bond Fund - Class 1                                  0.00%           0.56%           0.00%         0.56%
American Funds Global Growth and Income Fund - Class 1                     0.00%           0.62%           0.00%         0.62%
American Funds Global Growth Fund - Class 1                                0.00%           0.55%           0.00%         0.55%
American Funds Global Small Capitalization Fund - Class 1                  0.00%           0.74%           0.00%         0.74%
American Funds Growth Fund - Class 1                                       0.00%           0.35%           0.00%         0.35%
American Funds Growth-Income Fund - Class 1                                0.00%           0.29%           0.00%         0.29%
American Funds High-Income Bond Fund - Class 1                             0.00%           0.48%           0.00%         0.48%
American Funds International Fund - Class 1                                0.00%           0.54%           0.00%         0.54%
American Funds International Growth and Income Fund(SM) - Class 1          0.00%           0.69%           0.00%         0.69%
American Funds Managed Risk Asset Allocation Fund(SM) - Class P2(1)        0.28%           1.11%          -0.10%         1.01%
American Funds Managed Risk Blue Chip Income and Growth Fund(SM) -
 Class P2(1)                                                               0.40%           1.29%          -0.16%         1.13%
American Funds Managed Risk Growth Fund(SM) - Class P2(1)                  0.33%           1.22%          -0.16%         1.06%
American Funds Managed Risk Growth-Income Fund(SM) - Class P2(1)           0.27%           1.16%          -0.16%         1.00%
American Funds Managed Risk International Fund(SM) - Class P2(1)           0.50%           1.39%          -0.16%         1.23%
American Funds Mortgage Fund(SM) - Class 2                                 0.00%           0.69%           0.00%         0.69%
American Funds New World Fund (Reg. TM) - Class 1                          0.00%           0.78%           0.00%         0.78%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1         0.00%           0.35%           0.00%         0.35%
LVIP American Balanced Allocation Fund - Standard Class(2)                 0.41%           0.69%          -0.05%         0.64%
LVIP American Growth Allocation Fund - Standard Class(2)                   0.43%           0.71%          -0.05%         0.66%
LVIP American Income Allocation Fund - Standard Class(2)                   0.39%           0.69%          -0.05%         0.64%
LVIP American Preservation Fund - Service Class (3)                        0.35%           1.05%          -0.10%         0.95%
LVIP Managed Risk American Balanced Allocation Fund - Service Class(4)     0.38%           1.01%           0.00%         1.01%
LVIP Managed Risk American Growth Allocation Fund - Service Class(4)       0.40%           1.02%           0.00%         1.02%

(1) The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund's net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. This waiver and reimbursement will be in effect through at least May 1, 2015, unless modified or terminated with the approval of the fund's board.

(2) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(2) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(4) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,137       $2,105       $2,965       $5,279

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $537      $1,605       $2,665       $5,279

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,094       $2,012       $2,872       $5,415

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $494      $1,512       $2,572       $5,415

For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract is no longer available for purchase.

This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk), you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value. See Charges and Other Deductions.

At the end of each Contract Year and at the time of surrender, we will deduct $35 from your Contract Value as an administrative charge. If you withdraw Contract Value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage if elected. See The Contracts and Annuity Payouts.

For more information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.

What Purchase Payments do I make, and how often? Subject to the minimum and maximum Purchase Payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. For more information about these restrictions and limitations, please see The Contracts
- Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if the Annuitant dies before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. See The Contracts
- Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than six (6) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage (Managed Risk), 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage with prior versions of the Guaranteed Income Benefit or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), and Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit

Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed
Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

What is 4LATER (Reg. TM) Advantage (Managed Risk)? 4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER (Reg.
TM) Advantage (Managed Risk). You may not simultaneously elect 4LATER (Reg. TM) Advantage (Managed Risk) and another one of the Living Benefit Riders. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is 4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)")? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You may not simultaneously elect 4LATER (Reg. TM) Advantage and another one of the Living Benefit Riders. There is an additional charge for this rider and you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.



Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Adviser

The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation
(LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.25%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, the American Funds and LVIP Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company

  o Asset Allocation Fund (Class 1): High total return (including income and capital gains) consistent with preservation of capital over the long term.


  o Blue Chip Income and Growth Fund (Class 1): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

  o Bond Fund (Class 1): To provide as high a level of current income as is consistent with the preservation of capital.

  o Capital Income Builder (Reg. TM) Fund (Class 4): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o Cash Management Fund (Class 1): To provide the investors with a way to earn income on cash reserves while preserving capital and maintaining liquidity.

  o Global Balanced FundSM (Class 2): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

  o Global Bond Fund (Class 1): To provide, over the long term, with a high level of total return consistent with prudent investment management.

  o Global Growth and Income Fund (Class 1): Long-term growth of capital while providing current income.

  o Global Growth Fund (Class 1): Long-term growth of capital.

  o Global Small Capitalization Fund (Class 1): Long-term capital growth.

  o Growth Fund (Class 1): Capital growth.

  o Growth-Income Fund (Class 1): Long-term growth of capital and income.

  o High-Income Bond Fund (Class 1): To provide investors with a high level of current income; capital appreciation is the secondary consideration.

  o International Fund (Class 1): Long-term growth of capital.

  o International Growth and Income FundSM (Class 1): Long-term growth of capital while providing current income.

  o Managed Risk Asset Allocation FundSM (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk Blue Chip Income and Growth FundSM (Class P2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk Growth FundSM (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk Growth-Income FundSM (Class P2): To provide growth of capital and income while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk International FundSM (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Mortgage FundSM (Class 2): To provide current income and preservation of capital.

  o New World Fund (Reg. TM) (Class 1): Long-term capital appreciation.

  o U.S. Government/AAA-Rated Securities Fund (Class 1): To provide a high level of current income consistent with preservation of capital.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP American Balanced Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP American Growth Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP American Income Allocation Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP American Preservation Fund (Service Class): Current income, consistent with the preservation of capital; a fund of funds.

  o LVIP Managed Risk American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital; a fund of funds.

  o LVIP Managed Risk American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:


                                                  Enhanced Guaranteed     Guaranteed
                                                     Minimum Death      Minimum Death
                                                    Benefit (EGMDB)     Benefit (GMDB)
                                                 --------------------- ---------------
      Mortality and expense risk charge.........        1.40%               1.25%
      Administrative charge.....................        0.10%               0.10%
      Total annual charge for each subaccount...        1.50%               1.35%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.


                                                             Number of contract anniversaries since
                                                                 Purchase Payment was invested
                                                             --------------------------------------
                                                               0    1    2    3    4    5    6   7+
                                                             ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of the surrendered or
       withdrawn Purchase Payments.......................... 6%   6%   5%   4%   3%   2%   1%    0

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
 o The first withdrawal of Contract Value during a contract year to the extent that the total Contract Value withdrawn during does not exceed 10% of the Purchase Payments (this 10% withdrawal exception does not apply to the surrender of a contract);
 o Automatic withdrawals, not in excess of 10% of the Purchase Payments during a Contract Year, made by nontrustee Contractowners who are at least age 591/2;
 o A surrender or withdrawal of Contract Value as a result of the Annuitant's permanent and total disability as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the Annuitant's 65th birthday;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender of a contract or withdrawal of a Contract Value from contracts issued to Selling Group Individuals;
 o A surrender of the contract as a result of the death of the Contractowner, sole joint owner, pre-designated joint owner or Annuitant;
 o Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) Advantage or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us;

 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) and Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income Amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1.The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

In some states, number 3 does not apply and number 2 continues to apply after the seventh anniversary of the contract.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly)for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

This rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER (Reg. TM) Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3)1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

All versions of this rider are no longer available for purchase.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.75% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.80% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.75%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the issue of the contract i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% (2.25% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.45% (2.30% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg.
TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.60% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.65% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.80% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). Purchasers who previously purchased

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed Risk) may carry over certain features of 4LATER (Reg. TM) Advantage (Managed Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage
2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) for a description of the Income Base. The total annual Subaccount charges of 1.50% for the EGMDB and 1.35% for the Guarantee of Principal Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed
Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)

1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.


1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...........  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)

Continuing the above example:


1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Account Value Death Benefit; 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.60% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.25% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.30% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.45% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.


Other Charges and Deductions

The mortality and expense risk and administrative charge of 1.35% of the value in the VAA will be assessed on all variable Annuity Payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

Charges may also be imposed during the regular income and Annuity Payout period. See i4LIFE (Reg. TM) Advantage and Annuity Payouts (including i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Guaranteed Income Benefits). There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectus for the funds.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $1,500 for a nonqualified plan and a 403(b) transfer or rollover and $300 for a qualified plan. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to June 2, 2003), subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to six (6) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 591/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.

The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by Wilshire Associates, a registered investment advisory firm for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the American Legacy Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The following asset allocation models have been prepared by Wilshire Associates. The models are comprised of funds from the American Funds Insurance Series that are offered within your contract.

At this time, the available models are as follows:
 o American Legacy Fundamental Growth Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in eight equity Subaccounts and 10% in two fixed income Subaccounts. This model seeks long-term growth of capital.
 o American Legacy Fundamental Growth and Income Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   80% in eight equity Subaccounts and 20% in four fixed income Subaccounts. This model seeks a balance between a high level of current income and growth of capital, with greater emphasis on growth of capital.
 o American Legacy Fundamental Balanced Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in four fixed income Subaccounts. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

 o American Legacy Fundamental Equity Growth Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in eight equity Subaccounts and 30% in four fixed income Subaccounts. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
 o American Legacy Fundamental Income Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in six equity Subaccounts and 60% in three fixed income Subaccounts. This model seeks a high level of current income with some consideration given to growth of capital.

Your registered representative will have more information on the specific investments of each model.


Death Benefit

If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

In addition to paying a Death Benefit when the Annuitant dies, we will also pay a Death Benefit when the Contractowner, sole joint owner, or pre-designated joint owner dies before the Annuity Commencement Date. This Death Benefit equals the greater of: (1) the GMDB or, if elected, the EGMDB; or (2) the current value of the contract as of the Valuation Date we approve the claim for payment.

If the contract has more than one joint owner, this Death Benefit will only be paid on the death of the pre-designated joint owner. The Contractowner may make this pre-designation to us in writing. If the Contractowner does not make this designation, the youngest joint owner will be the pre-designated joint owner. Only the cash surrender value will be paid upon the death of a non pre-designated joint owner.

To summarize, the Death Benefit will be paid as follows:
 o If the Annuitant dies, the Death Benefit will be paid to the Beneficiary.
 o If the deceased Contractowner or joint owner is also the Annuitant, the Death Benefit will be paid to the Beneficiary.
 o If the Contractowner dies, we will pay a Death Benefit to the contingent owner, if any, otherwise to the Annuitant.
 o If the Contractowner or joint owner dies, payment of either the Death Benefit or the cash surrender value will be paid to the remaining Contractowner or joint owners equally.

Guaranteed Minimum Death Benefit (GMDB). The GMDB is equal to the sum of all Purchase Payments plus any attributable gain, minus any withdrawals, partial annuitizations and premium taxes incurred. We determine the attributable gain separately for each contract year on its seventh anniversary (once its surrender charge period has expired). The attributable gain consists of the earnings on a contract year's Net Purchase Payment(s) [Purchase Payment(s) minus any withdrawals and partial annuitizations, applied on a first-in first-out basis] as of the Valuation Date just before its seventh anniversary.

This amount will then be included in the GMDB calculation. If contract conditions are met, the GMDB will be increased automatically by us according to the prescribed formula based upon the contract's internal rate of return. For this to occur, the Contractowner, sole joint owner, pre-designated joint owner or the Annuitant, as of the seventh anniversary of each eligible contract year, must still be living and must be less than 81 years of age. For more information about GMDB calculations, please refer to the SAI.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB is an alternative to the GMDB for owners of nonqualified contracts or contracts used under an IRA plan. Under the EGMDB, the Death Benefit payable will be equal to the greater of:
 o the sum of all Purchase Payments less the sum of all withdrawals, partial annuitizations and premium taxes incurred, if any; or
 o the highest Contract Value which the contract attains on any policy anniversary (including the inception date) from the time the EGMDB takes effect up to and including the Contractowner, sole joint owner, pre-designated joint owner or the Annuitant's age 80. The highest Contract Value so determined is then increased by Purchase Payments and decreased by partial withdrawals, partial annuitizations and any premium taxes made, effected or incurred subsequent to the anniversary date on which the highest Contract Value is obtained.

If you elect the EGMDB, you may discontinue the benefit at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the GMDB will apply. We will deduct the charge for the GMDB as of that date. See Charges and Other Deductions.

General Death Benefit Information

Only one of these Death Benefit elections may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or if you elect an annuitization option. i4LIFE (Reg. TM) Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see i4LIFE (Reg. TM) Advantage - i4LIFE (Reg.
TM) Advantage Death Benefits section of this prospectus for more information.

A surrender charge does not apply to a surrender of the contract as a result of the death of a Contractowner, sole joint owner, pre-designated joint owner or Annuitant. If there are two or more joint owners, the surrender charge is waived only on the death of the pre-designated joint owner.

The value of the Death Benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2.written authorization for payment; and

3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Annuitant, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Annuitant, the proceeds will be paid to the Contractowner or the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders.

The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.


 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
4LATER (Reg. TM) Advantage (Managed Risk)                          On or after July 16, 2012
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit               On or after May 21, 2012
(Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed                   On or after April 2, 2012
Risk)

Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage (Managed Risk)                          Option 3 for Managed Risk
                                                                   riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit               Option 3 for Managed Risk
(Managed Risk)                                                     riders
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed                   Option 3 for Managed Risk
Risk)                                                              riders

Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o American Funds Capital Income Builder (Reg. TM) Fund
 o American Funds Global Growth Fund
 o American Funds Global Growth and Income Fund
 o American Funds Global Small Capitalization Fund

 o American Funds High-Income Bond Fund
 o American Funds International Fund
 o American Funds International Growth and Income FundSM
 o American Funds New World Fund (Reg. TM)

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts"
..

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the American Funds Cash Management Subaccount. We reserve the right to designate a different investment option other than the American Funds Cash Management Subaccount as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.

We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2.submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3.take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management Subaccount as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2.submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3.if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of Contract Value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4.for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:

 Group 1                                        Group 2
Investments must be at least 25% of Contract   Investments cannot exceed 75% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ---------------------------------------------------
 American Funds Bond Fund                       All other investment options except as discussed
 American Funds Global Bond Fund               below.
 American Funds High-Income Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities
 LVIP American Preservation Fund



 Group 1                                        Group 3
Investments must be at least 25% of Contract   Investments cannot exceed 10% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------
 American Funds Bond Fund                       No Subaccounts at this time.
 American Funds Global Bond Fund
 American Funds High-Income Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities
 LVIP American Preservation Fund

The fixed account is only available for dollar cost averaging.


To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.

o American Funds Asset Allocation Fund
o American Funds Bond Fund
o American Funds Global Balanced FundSM
o American Funds Global Bond Fund
o American Funds High-Income Bond Fund
o American Funds Managed Risk Asset Allocation FundSM
o American Funds Mortgage FundSM
o American Funds U.S. Government/AAA-Rated Securities Fund

o LVIP American Balanced Allocation Fund
o LVIP American Growth Allocation Fund
o LVIP American Income Allocation Fund
o LVIP American Preservation Fund
o LVIP Managed Risk American Balanced Allocation Fund
o LVIP Managed Risk American Growth Allocation Fund

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. At this time, 100% of the Contract Value can be allocated to one of the following models: American Legacy Fundamental Growth and Income Model, American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the American Funds Asset Allocation Fund (a Subaccount), the American Funds Managed Risk Asset Allocation FundSM or the LVIP American Income Allocation Fund, or to one of these asset allocation models: the American Legacy Fundamental Balanced Model or the American Legacy Fundamental Income Model.


Investment Requirements - Option 3

If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.

If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management Subaccount as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.


 Group 1                                        Group 2
Investments must be at least 30% of Contract   Investments cannot exceed 70% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- -----------------------------------------------
 LVIP American Preservation Fund                American Funds Managed Risk Asset Allocation
                                               FundSM
                                               American Funds Managed Risk Blue Chip Income
                                               and Growth FundSM
                                               American Funds Managed Risk Growth FundSM
                                               American Funds Managed Risk Growth-Income
                                               FundSM
                                               American Funds Managed Risk International
                                               FundSM
                                               LVIP Managed Risk American Balanced
                                               Allocation Fund
                                               LVIP Managed Risk American Growth Allocation
                                               Fund



 Group 1                                        Group 3
Investments must be at least 30% of Contract   Investments cannot exceed 10% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------
 LVIP American Preservation Fund                No Subaccounts at this time.

The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o American Funds Managed Risk Asset Allocation FundSM
o LVIP American Preservation Fund

o LVIP Managed Risk American Balanced Allocation Fund
o LVIP Managed Risk American Growth Allocation Fund

Option 3 - Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts.


 Group 1                                        Group 2
Investments must be at least 30% of Contract   Investments cannot exceed 70% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- -------------------------------------------
 American Funds Bond Fund                       All other Subaccounts.
 American Funds Global Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities Fund
 LVIP American Preservation Fund



 Group 1                                        Group 3
Investments must be at least 30% of Contract   Investments cannot exceed 10% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------
 American Funds Bond Fund                       No Subaccounts at this time.
 American Funds Global Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities Fund
 LVIP American Preservation Fund

The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o American Funds Asset Allocation Fund
o American Funds Bond Fund
o American Funds Global Balanced FundSM
o American Funds Global Bond Fund
o American Funds Managed Risk Asset Allocation FundSM
o American Funds Mortgage FundSM
o American Funds U.S. Government/AAA-Rated Securities Fund
o LVIP American Balanced Allocation Fund

o LVIP American Growth Allocation Fund
o LVIP American Income Allocation Fund
o LVIP American Preservation Fund
o LVIP Managed Risk American Balanced Allocation Fund
o LVIP Managed Risk American Growth Allocation Fund

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models depending on when you purchased your contract, made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models:
American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP American Income Allocation Fund subaccount or the American Legacy Fundamental Income Model. These models will not be available for contracts purchased on or after November 15, 2010.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage (Managed Risk) and 4LATER (Reg. TM) Advantage). Living Benefit Riders which are no longer available for purchase include:
Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage. Certain versions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), which are Annuity Payout option. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the

Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):


                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%

Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:


    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 when electing any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1,

2013 to May 20, 2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.

The Guaranteed Minimum Death Benefit does not carry over to i4LIFE (Reg. TM) Advantage. You will only receive the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.

The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a.The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b.If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life)):


                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the

Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1)any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2)an Excess Withdrawal (defined below) has occurred; or

   3)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a.the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):


                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an

RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1.The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);


     2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3.The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4.The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/ $90,000) and the new Maximum Annual
Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider or any other living benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income

Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guaranteed Minimum Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a.the Contractowner or joint owner is still living; and

   b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a.each Contractowner and Annuitant is under age 81; and b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):


                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a.the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year).

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:

     1)No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2)An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1)If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2)The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or

 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage (Managed Risk)

4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Prior to May 12, 2014, this rider was called 4LATER (Reg. TM) Advantage Protected Funds.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a.the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a.the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b.if there were no withdrawals in that year; and

     c.the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage (Managed
Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):



                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage (Managed
Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To elect 4LATER (Reg. TM) Advantage (Managed Risk), the Contractowner must be at least age 50 and age 85 or younger; the Annuitant and Secondary Life under the joint life option must be age 85 or younger.

4LATER (Reg. TM) Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of non-qualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk) will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage (Managed Risk) becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk). Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage (Managed Risk). See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can elect any Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed Risk). Contractowners with an active 4LATER (Reg. TM) Advantage (Managed Risk) will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage (Managed Risk) rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95.

Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) until age 99.

If you elected the 4LATER (Reg. TM) Advantage (Managed Risk) joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage (Managed Risk). The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;

  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals, if any. Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals are deducted on a dollar for dollar basis.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals, if any. Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, are deducted on a dollar for dollar basis.
  o References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.

When determining the highest anniversary value, if you elected the EGMDB prior to electing i4LIFE (Reg. TM) Advantage and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2.written authorization for payment; and

3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders), or 4LATER (Reg. TM) Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider, Lincoln Lifetime IncomeSM Advantage 2.0 rider or 4LATER (Reg. TM) Advantage (Managed Risk) rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
                           Advantage (Managed Risk)
                           on or after May 20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%

*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg.
TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.


8/1/2013 Amount of initial Regular Income Payment..................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit....................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.......................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                   $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.

We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage
2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.


           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

4LATER (Reg. TM) Advantage (Managed Risk). Contractowners who elect the 4LATER (Reg. TM) Advantage (Managed Risk) rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election.

Availability. Guaranteed Income Benefit (Managed Risk) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Beginning November 4, 2013, Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you will have the Guarantee of Principal Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

The 4LATER (Reg. TM) Advantage rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by

15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.

Example:


        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:

   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

   Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract
Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments and contract value allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of 4.5% in the first five Contract Years, 4.0% in Contract Years six through ten, and 3.5% in all Contract Years after ten. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. We may vary the way in which we credit interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.

Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission we pay to LFN is 4.70% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.70% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

We also pay for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 4.70% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms is 4.70% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. LFD acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for:
(1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg.
TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.


Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.

 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits Participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.

A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus, or we may offer other products to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.







                Statement of Additional Information Request Card
                          American Legacy II (Reg. TM)
                  Lincoln National Variable Annuity Account H









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy II (Reg. TM)).



                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                            with EGMDB                                     GMDB
             ----------------------------------------    ----------------------------------------
             Accumulation Unit value                     Accumulation Unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      Accumulation     Beginning      End of      Accumulation
              of period      period         Units         of period      period         Units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation
2004  .          2.994        3.201         38,459           3.025        3.238        214,921
2005  .          3.201        3.451         36,359           3.238        3.496        191,958
2006  .          3.451        3.908         33,452           3.496        3.965        174,629
2007  .          3.908        4.112         31,417           3.965        4.179        156,515
2008  .          4.112        2.864         28,036           4.179        2.915        129,414
2009  .          2.864        3.506         25,475           2.915        3.573        110,123
2010  .          3.506        3.894         23,228           3.573        3.975         95,608
2011  .          3.894        3.896         21,764           3.975        3.983         83,636
2012  .          3.896        4.469         19,793           3.983        4.576         72,448
2013  .          4.469        5.461         17,602           4.576        5.600         65,545
---------        -----        -----         ------           -----        -----        -------
American Funds Blue Chip Income and Growth
2004  .          0.923        1.000         25,670           0.927        1.005         92,394
2005  .          1.000        1.060         24,743           1.005        1.067         90,019
2006  .          1.060        1.229         24,598           1.067        1.239         92,105
2007  .          1.229        1.238         21,185           1.239        1.250         83,019
2008  .          1.238        0.777         19,523           1.250        0.786         73,403
2009  .          0.777        0.981         19,049           0.786        0.993         65,733
2010  .          0.981        1.088         19,045           0.993        1.104         63,840
2011  .          1.088        1.065         17,325           1.104        1.082         63,853
2012  .          1.065        1.198         16,402           1.082        1.219         60,836
2013  .          1.198        1.573         14,214           1.219        1.603         59,531
---------        -----        -----         ------           -----        -----        -------
American Funds Bond
2004  .          1.496        1.563         19,218           1.511        1.581         89,972
2005  .          1.563        1.567         18,191           1.581        1.587         82,747
2006  .          1.567        1.656         19,155           1.587        1.680         82,573
2007  .          1.656        1.691         21,380           1.680        1.718         89,320
2008  .          1.691        1.513         21,576           1.718        1.540         83,268
2009  .          1.513        1.682         25,886           1.540        1.714         95,325
2010  .          1.682        1.769         24,493           1.714        1.805         89,458
2011  .          1.769        1.854         21,842           1.805        1.895         77,895
2012  .          1.854        1.928         20,673           1.895        1.974         74,295
2013  .          1.928        1.864         17,428           1.974        1.911         63,694
---------        -----        -----         ------           -----        -----        -------
American Funds Cash Management
2004  .          1.523        1.515          4,572           1.538        1.532         34,632
2005  .          1.515        1.536          4,563           1.532        1.556         31,856
2006  .          1.536        1.586          7,067           1.556        1.609         39,768
2007  .          1.586        1.640          7,911           1.609        1.666         42,857
2008  .          1.640        1.650         11,610           1.666        1.679         63,814
2009  .          1.650        1.624          7,921           1.679        1.655         39,077
2010  .          1.624        1.598          6,149           1.655        1.632         31,445
2011  .          1.598        1.570          5,857           1.632        1.605         28,402
2012  .          1.570        1.544          4,857           1.605        1.581         26,357
2013  .          1.544        1.517          4,186           1.581        1.556         23,187
---------        -----        -----         ------           -----        -----        -------
American Funds Global Balanced(SM)
2011  .          9.823        9.583             66           9.925        9.592            244
2012  .          9.583       10.596             93           9.592       10.622            516
2013  .         10.596       11.715            182          10.622       11.761            712
---------       ------       ------         ------          ------       ------        -------

                            with EGMDB                                     GMDB
             ----------------------------------------    ----------------------------------------
             Accumulation Unit value                     Accumulation Unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      Accumulation     Beginning      End of      Accumulation
              of period      period         Units         of period      period         Units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Bond
2006  .         10.165       10.113              6          10.000       10.115            110
2007  .         10.113       10.913            201          10.115       10.931          1,236
2008  .         10.913       11.138            535          10.931       11.173          2,401
2009  .         11.138       12.074            689          11.173       12.130          3,264
2010  .         12.074       12.541            783          12.130       12.619          3,451
2011  .         12.541       12.956            775          12.619       13.055          3,407
2012  .         12.956       13.584            777          13.055       13.709          3,184
2013  .         13.584       13.060            696          13.709       13.200          2,666
---------       ------       ------            ---          ------       ------          -----
American Funds Global Discovery(1)
2003  .          0.717        0.971          1,265           0.719        0.975          5,779
2004  .          0.971        1.059          1,145           0.975        1.065          6,696
2005  .          1.059        1.159          1,424           1.065        1.167          6,709
2006  .          1.159        1.343          2,219           1.167        1.354          7,178
2007  .          1.343        1.555          2,396           1.354        1.571          8,293
2008  .          1.555        0.842          2,160           1.571        0.852          7,360
2009  .          0.842        1.257          2,137           0.852        1.273          9,647
2010  .          1.257        1.368          1,918           1.273        1.387          8,122
2011  .          1.368        1.254           1710           1.387        1.274           7549
2012  .          1.254        1.493           1657           1.274        1.519           7609
2013  .          1.493        1.740           1683           1.519        1.772           7278
---------       ------       ------          -----          ------       ------          -----
American Funds Global Growth and Income
2006  .         10.152       11.404            578          10.152       11.414          2,230
2007  .         11.404       12.699          1,257          11.414       12.730          4,444
2008  .         12.699        7.373          1,322          12.730        7.402          4,996
2009  .          7.373       10.177          1,311           7.402       10.232          5,022
2010  .         10.177       11.230          1,367          10.232       11.308          4,890
2011  .         11.230       10.545          1,225          11.308       10.634          4,260
2012  .         10.545       12.251          1,142          10.634       12.374          3,553
2013  .         12.251       14.822          1,048          12.374       14.992          3,330
---------       ------       ------          -----          ------       ------          -----
American Funds Global Growth
2004  .          1.748        1.960         13,266           1.766        1.983         71,035
2005  .          1.960        2.209         12,825           1.983        2.237         63,447
2006  .          2.209        2.627         12,342           2.237        2.665         59,090
2007  .          2.627        2.980         11,856           2.665        3.028         51,905
2008  .          2.980        1.813          9,960           3.028        1.845         42,459
2009  .          1.813        2.547          8,372           1.845        2.595         37,798
2010  .          2.547        2.811          7,608           2.595        2.869         32,916
2011  .          2.811        2.529          6,810           2.869        2.585         28,491
2012  .          2.529        3.062          5,802           2.585        3.135         24,849
2013  .          3.062        3.906          5,656           3.135        4.005         25,140
---------       ------       ------         ------          ------       ------         ------
American Funds Global Small Capitalization
2004  .          1.647        1.966         13,135           1.661        1.985         67,216
2005  .          1.966        2.433         12,260           1.985        2.462         64,652
2006  .          2.433        2.981         10,840           2.462        3.020         55,703
2007  .          2.981        3.575         10,160           3.020        3.627         49,217
2008  .          3.575        1.641          7,782           3.627        1.668         37,869
2009  .          1.641        2.613          7,320           1.668        2.660         35,403
2010  .          2.613        3.160          6,791           2.660        3.221         32,438
2011  .          3.160        2.524          5,160           3.221        2.576         26,016
2012  .          2.524        2.946          4,559           2.576        3.012         22,109
2013  .          2.946        3.732          4,104           3.012        3.821         19,925
---------       ------       ------         ------          ------       ------         ------
American Funds Growth
2004  .          5.123        5.690         82,243           5.174        5.755        468,279
2005  .          5.690        6.530         72,890           5.755        6.615        398,729
2006  .          6.530        7.107         62,826           6.615        7.210        335,455
2007  .          7.107        7.886         53,784           7.210        8.013        279,618
2008  .          7.886        4.364         47,969           8.013        4.441        234,144
2009  .          4.364        6.007         41,916           4.441        6.122        201,475
2010  .          6.007        7.043         36,866           6.122        7.188        172,477
2011  .          7.043        6.656         31,703           7.188        6.804        148,479
2012  .          6.656        7.750         26,891           6.804        7.934        127,324
2013  .          7.750        9.958         23,668           7.934       10.210        113,416
---------       ------       ------         ------          ------       ------        -------

                             with EGMDB                                       GMDB
             -------------------------------------------    ----------------------------------------
              Accumulation Unit value                       Accumulation Unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       Accumulation     Beginning      End of      Accumulation
              of period        period          Units         of period      period         Units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Growth-Income
2004  .          3.972          4.330         132,153           4.012        4.380        705,960
2005  .          4.330          4.525         118,180           4.380        4.584        605,091
2006  .          4.525          5.149         103,240           4.584        5.224        516,811
2007  .          5.149          5.342          91,611           5.224        5.428        439,046
2008  .          5.342          3.279          82,257           5.428        3.337        361,263
2009  .          3.279          4.250          71,324           3.337        4.331        307,470
2010  .          4.250          4.677          63,564           4.331        4.774        262,867
2011  .          4.677          4.534          55,799           4.774        4.635        224,858
2012  .          4.534          5.261          48,969           4.635        5.386        193,848
2013  .          5.261          6.935          42,871           5.386        7.111        170,446
---------        -----          -----         -------           -----        -----        -------
American Funds High-Income Bond
2004  .          2.925          3.165          12,065           2.955        3.202         83,670
2005  .          3.165          3.195          10,317           3.202        3.236         69,122
2006  .          3.195          3.490           9,614           3.236        3.541         58,859
2007  .          3.490          3.493           8,513           3.541        3.550         50,390
2008  .          3.493          2.624           7,336           3.550        2.671         41,603
2009  .          2.624          3.605           6,911           2.671        3.674         37,785
2010  .          3.605          4.098           6,681           3.674        4.183         32,286
2011  .          4.098          4.125           5,532           4.183        4.216         28,678
2012  .          4.125          4.628           5,093           4.216        4.738         26,174
2013  .          4.628          4.874           4,268           4.738        4.997         22,327
---------        -----          -----         -------           -----        -----        -------
American Funds International Growth and Income(SM)
2008  .         10.520         10.909               3          10.000       10.911             70
2009  .         10.909         15.086              98          10.911       15.111            640
2010  .         15.086         15.937             116          15.111       15.987            758
2011  .         15.937         14.363             122          15.987       14.431            773
2012  .         14.363         16.532             120          14.431       16.634            693
2013  .         16.532         19.443             126          16.634       19.593            703
---------       ------         ------         -------          ------       ------        -------
American Funds International
2004  .          2.670          3.147          57,592           2.697        3.184        365,276
2005  .          3.147          3.775          53,668           3.184        3.824        321,502
2006  .          3.775          4.437          47,545           3.824        4.503        279,513
2007  .          4.437          5.259          42,735           4.503        5.344        239,583
2008  .          5.259          3.004          38,165           5.344        3.057        200,088
2009  .          3.004          4.247          32,007           3.057        4.329        170,505
2010  .          4.247          4.498          28,188           4.329        4.592        144,031
2011  .          4.498          3.821          24,296           4.592        3.907        122,654
2012  .          3.821          4.450          21,182           3.907        4.556        104,538
2013  .          4.450          5.344          18,330           4.556        5.480         91,960
---------       ------         ------         -------          ------       ------        -------
American Funds Managed Risk Asset Allocation(SM)
2012  .          N/A            N/A             N/A            10.181       10.215              1*
2013  .         10.627         12.131               7          10.215       12.150            184
---------       ------         ------         -------          ------       ------        -------
American Funds Managed Risk Blue Chip Income and Growth
2013  .          9.776         10.881              17          10.104       10.892             87
---------       ------         ------         -------          ------       ------        -------
American Funds Managed Risk Growth
2013  .          N/A            N/A             N/A            10.009       11.053             32
---------       ------         ------         -------          ------       ------        -------
American Funds Managed Risk Growth-Income
2013  .          N/A            N/A             N/A             9.798       11.181             20
---------       ------         ------         -------          ------       ------        -------
American Funds Managed Risk International
2013  .         10.151         10.594               2           9.872       10.604             41
---------       ------         ------         -------          ------       ------        -------
American Funds Mortgage Bond(SM)
2011  .         10.001         10.290              10          10.052       10.300             25
2012  .         10.290         10.378              43          10.300       10.403            121
2013  .         10.378         10.052              24          10.403       10.092             73
---------       ------         ------         -------          ------       ------        -------

                             with EGMDB                                       GMDB
             -------------------------------------------    ----------------------------------------
              Accumulation Unit value                       Accumulation Unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       Accumulation     Beginning      End of      Accumulation
              of period        period          Units         of period      period         Units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds New World
2004  .          1.227          1.440           6,446           1.236        1.452        32,179
2005  .          1.440          1.718           7,206           1.452        1.735        38,044
2006  .          1.718          2.249           8,000           1.735        2.274        41,076
2007  .          2.249          2.936           8,924           2.274        2.974        40,964
2008  .          2.936          1.671           7,112           2.974        1.696        32,155
2009  .          1.671          2.469           7,034           1.696        2.508        31,210
2010  .          2.469          2.875           6,763           2.508        2.925        29,472
2011  .          2.875          2.443           5,625           2.925        2.489        25,110
2012  .          2.443          2.843           4,970           2.489        2.901        20,984
2013  .          2.843          3.127           4,045           2.901        3.196        18,007
---------        -----          -----           -----           -----        -----        ------
American Funds U.S. Government/AAA-Rated Securities
2004  .          2.241          2.287          14,012           2.264        2.313        88,698
2005  .          2.287          2.314          12,983           2.313        2.344        75,718
2006  .          2.314          2.369          10,897           2.344        2.404        62,684
2007  .          2.369          2.493          10,705           2.404        2.534        57,656
2008  .          2.493          2.649          13,818           2.534        2.696        68,286
2009  .          2.649          2.682          12,571           2.696        2.734        60,727
2010  .          2.682          2.799          11,480           2.734        2.857        52,966
2011  .          2.799          2.974          10,958           2.857        3.040        46,801
2012  .          2.974          2.995          10,458           3.040        3.066        41,958
2013  .          2.995          2.866           8,500           3.066        2.938        35,232
---------        -----          -----          ------           -----        -----        ------
LVIP American Balanced Allocation
2010  .         10.462         10.592               2          10.450       10.599            65
2011  .         10.592         10.403             136          10.599       10.425           510
2012  .         10.403         11.435             214          10.425       11.476           933
2013  .         11.435         12.952             225          11.476       13.018         1,017
---------       ------         ------          ------          ------       ------        ------
LVIP American Growth Allocation
2010  .          N/A            N/A             N/A            10.614       10.702             1*
2011  .         10.696         10.340             123          10.702       10.362           487
2012  .         10.340         11.525             138          10.362       11.567           528
2013  .         11.525         13.390             175          11.567       13.459           597
---------       ------         ------          ------          ------       ------        ------
LVIP American Income Allocation
2010  .         10.281         10.375               1*         10.251       10.381             5
2011  .         10.375         10.513              68          10.381       10.535           138
2012  .         10.513         11.253             115          10.535       11.294           303
2013  .         11.253         12.078             139          11.294       12.140           314
---------       ------         ------          ------          ------       ------        ------
LVIP American Preservation
2012  .          N/A            N/A             N/A            10.007        9.992            12
2013  .          9.987          9.698             113           9.992        9.717           132
---------       ------         ------          ------          ------       ------        ------
LVIP Managed Risk American Balanced Allocation
2012  .          9.643         10.156             225           9.646       10.169           315
2013  .         10.156         11.297             305          10.169       11.327           764
---------       ------         ------          ------          ------       ------        ------
LVIP Managed Risk American Growth Allocation
2012  .          9.621         10.219               9           9.673       10.231           480
2013  .         10.219         11.788             292          10.231       11.820         1,022
---------       ------         ------          ------          ------       ------        ------

* The numbers of accumulation units less than 500 were rounded up to one.

(1) Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%



Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage (Managed Risk) between July 16, 2012 and May 19,
                                     2013.


 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
             Age                    Value or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                         2012 and May 19, 2013, or for
purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and
                                 May 19, 2013.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.00%
           40 - 54                              2.50%
       55 - under 591/2                         3.00%
          591/2 - 64                            3.50%
           65 - 69                              4.00%
           70 - 74                              4.50%
             75+                                5.00%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                          2012, or for purchasers of
        Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.


 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.50%
           40 - 54                              3.00%
       55 - under 591/2                         3.50%
          591/2 - 64                            4.00%
           65 - 69                              4.50%
           70 - 79                              5.00%
             80+                                5.50%


* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

American Legacy II (Reg. TM)
Lincoln National Variable Annuity Account H  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy II (Reg. TM) prospectus of Lincoln National Variable Annuity Account H dated May 1, 2014. You may obtain a copy of the American Legacy II (Reg. TM) prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.



Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Examples of Regular Income Payment
Calculations                                    B-3
Determination of Accumulation and Annuity Unit
Value                                           B-4


Item                                            Page
Capital Markets                                 B-4
Advertising & Ratings                           B-4
Unclaimed Property                              B-5
Additional Services                             B-5
Other Information                               B-6
Financial Statements                            B-6

This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account H as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $267,405,771, $273,951,455 and $314,518,074 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).

Automatic Increase in the Guaranteed Minimum Death Benefit (GMDB)

Subject to the following terms and conditions, once a contract has been in force for a certain period, we will automatically increase the guaranteed minimum Death Benefit: We will automatically increase the GMDB, separately for each Contract Year's Purchase Payment(s), effective upon the seventh anniversary of each eligible Contract Year in which those payments were made (as the contingent deferred sales charge expires on those payments).

The attributable gain (AG), used to increase the GMDB, will be calculated based on the Contract Value at the close of business on the last Valuation Date preceding the seventh anniversary of the Contract Year for which the increase is made. The AG will be the amount which results from allocating the total appreciation in the contract to each Contract Year's Purchase Payments adjusted by withdrawals on a first-in-first out (FIFO) basis based on Lincoln Life's internal rate of return (IRR) calculation (as described below).

If a single Purchase Payment was deposited or multiple deposits were made in the first Contract Year only, then, upon adjustment, the increased GMDB will be the Contract Value on the seventh contract anniversary. However, if Contract Value is less than Net Purchase Payments, the GMDB will not be adjusted. If Purchase Payments have been deposited in multiple Contract Years, then, upon adjustment, the increased GMDB will be the sum of all Purchase Payments plus any attributable gain, as calculated for each Contract Year which has reached its seventh anniversary, minus any withdrawals, partial annuitizations and premium taxes incurred.

The IRR is the level compound rate of return, calculated by us, at which Purchase Payments less withdrawals will accumulate to the Contract Value on the contract anniversary beginning with the seventh anniversary. The application of the IRR methodology to any particular Contract Year could allocate gain, if any, in a manner which does not precisely correlate with the contract's actual investment experience for a particular Contract Year or Subaccount. The calculation of the IRR assumes all Purchase Payments and withdrawals occur at the beginning of the Contract Year in which they were made. Once the IRR has been determined, the gain attributable to each Contract Year is calculated by applying the IRR to the Purchase Payments, less withdrawals applied on a FIFO basis.



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.



Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and sixty months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.